UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2008

MINES MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Idaho	0-29786	91-0538859
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

905 W. Riverside Avenue, Suite 311 Spokane, Washington		99201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (509) 838-6050

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.05         Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

(a)           On December 2, 2008, the Board of Directors of Mines Management, Inc. (the “Company”) adopted an amended and restated Code of Ethics and Business Conduct, a copy of which is attached hereto as Exhibit 14.1 and incorporated by reference herein (the “Code”).  The purpose of the amendment and restatement was to update, clarify and expand the Code.

The Code is also posted, and may be accessed and viewed, on the Company’s website at www.minesmanagement.com. Information contained on the Company’s website is not part of this Current Report on Form 8-K or the document incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits

14.1 Mines Management, Inc. Code of Ethics and Business Conduct

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 8, 2008

Mines Management, Inc.

By:	/s/ James H. Moore
James H. Moore
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
14.1	Code of Ethics and Business Conduct